Exhibit 24

POWER OF ATTORNEY

The undersigned, being a Director and/or Officer of IMC Phosphates MP Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints John J. Ferguson, J. Reid Porter and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer of the Company in the Company's capacity as the Managing General Partner of IMC Phosphates Company, a Delaware general partnership (the "Partnership"), the Annual Report of the Partnership on Form 10-K for the fiscal year ended December 31, 2002 (the "Annual Report") under the Securities Exchange Act of 1934, as amended, and to execute and deliver any and all amendments to the Annual Report for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Partnership to comply with the securities laws of the United States and of any state or other political subdivision thereof.  The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 4th day of March, 2003.

   E. Paul Dunn, Jr.

POWER OF ATTORNEY

The undersigned, being a Director and/or Officer of IMC Phosphates MP Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints John J. Ferguson, J. Reid Porter and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer of the Company in the Company's capacity as the Managing General Partner of IMC Phosphates Company, a Delaware general partnership (the "Partnership"), the Annual Report of the Partnership on Form 10-K for the fiscal year ended December 31, 2002 (the "Annual Report") under the Securities Exchange Act of 1934, as amended, and to execute and deliver any and all amendments to the Annual Report for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Partnership to comply with the securities laws of the United States and of any state or other political subdivision thereof.  The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 3rd day of March, 2003.

   C. Steven Hoffman

POWER OF ATTORNEY

The undersigned, being a Director and/or Officer of IMC Phosphates MP Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints John J. Ferguson, J. Reid Porter and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer of the Company in the Company's capacity as the Managing General Partner of IMC Phosphates Company, a Delaware general partnership (the "Partnership"), the Annual Report of the Partnership on Form 10-K for the fiscal year ended December 31, 2002 (the "Annual Report") under the Securities Exchange Act of 1934, as amended, and to execute and deliver any and all amendments to the Annual Report for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Partnership to comply with the securities laws of the United States and of any state or other political subdivision thereof.  The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 11th day of March, 2003.

   Mary Ann Hynes

POWER OF ATTORNEY

The undersigned, being a Director and/or Officer of IMC Phosphates MP Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints John J. Ferguson, J. Reid Porter and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer of the Company in the Company's capacity as the Managing General Partner of IMC Phosphates Company, a Delaware general partnership (the "Partnership"), the Annual Report of the Partnership on Form 10-K for the fiscal year ended December 31, 2002 (the "Annual Report") under the Securities Exchange Act of 1934, as amended, and to execute and deliver any and all amendments to the Annual Report for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Partnership to comply with the securities laws of the United States and of any state or other political subdivision thereof.  The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 6th day of March, 2003.

    J. Reid Porter

POWER OF ATTORNEY

The undersigned, being a Director and/or Officer of IMC Phosphates MP Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints John J. Ferguson, J. Reid Porter and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer of the Company in the Company's capacity as the Managing General Partner of IMC Phosphates Company, a Delaware general partnership (the "Partnership"), the Annual Report of the Partnership on Form 10-K for the fiscal year ended December 31, 2002 (the "Annual Report") under the Securities Exchange Act of 1934, as amended, and to execute and deliver any and all amendments to the Annual Report for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Partnership to comply with the securities laws of the United States and of any state or other political subdivision thereof.  The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 3rd day of March, 2003.

  Rose Marie Williams

Return to IMC Phosphates Company Form 10-K